UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              December 30, 2002
                  ------------------------------------------
                  DATE OF REPORT (DATE OF EARLIEST REPORTED)

                               IMMEDIATEK, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its chapter)


         NEVADA                     000-26073               86-0881193
----------------------------       -----------          ------------------
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

            2435 N. Central Expressway Suite 1200, Richardson, TX  75080
            ------------------------------------------------------------
                    (Address of principal executive offices)


                                (214) 712-7336
              --------------------------------------------------
              Registrant's telephone number, including area code

                       ModernGroove Entertainment, Inc.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT. NOT APPLICABLE.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.  NOT APPLICABLE

ITEM 3. BANKRUPTCY OR RECEIVERSHIP. NOT APPLICABLE.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     In this Report on Form 8-K, we will refer to "ModernGroove Entertainment, Inc.," (the former name) and "Immediatek " collectively as "the Company," "we," "us," and "our." These terms include by reference, all of the current and former subsidiary corporations we have owned either all, or a significant interest in, since becoming a reporting company.

A.) On December 20, 2002, two entities purporting to have been shareholders of the Company since December 18, 2000, presented stock certificates of the Company to our Transfer Agent. These certificates, numbers 996 and 998 represent a total of 15,332,000 shares of our authorized common stock (the "Subject Shares"). These certificates bore restricted transfer legends, together with an opinion of an attorney who purported to represent the shareholders in matters related to the subject shares. This attorney was not in any manner Counsel to the Issuer at any time material to this event.

As the result of inadvertence, the shares were improvidently released as free trading shares under certificates and amounts denoted in the table below:


TABLE 1

OLD CERTIFICATE NUMBER        NEW CERTIFICATE NUMBER         NUMBER OF SHARES
----------------------        ----------------------         ----------------
          996                         1063                      6,666,000
          998                         1064                      8,666,000
                                                             ----------------
                                      TOTAL SHARES             15,332,000

B.) In the Opinion of Counsel to the Company, these shares were originally issued on or about October 30, 2002 as restricted shares, the transfer of which is highly restricted under the terms and conditions of what is commonly referred to as Rule 144 of the United States Securities and Exchange
Commission. That Rule requires holding periods of varying lengths of certain persons acquiring such shares as the result of transactions by and between them and the issuer. At no time material to these events did either of the purported shareholders or the purported beneficial owners provide the Company with any seller representation letters or materials; provided no completed Form 144 nor any similar document or documentation. Accordingly, the Company views their claims to a Rule 144 exemption as being groundless at this time.

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C.)  The purported "Opinion Letter" which accompanied the certificates at the time of their transmittal to our Transfer Agent is, in the opinion of Counsel to the Company, wholly insufficient to warrant removal of the restricted transfer legends on the certificates. Accordingly, the Company views the Subject Shares as being illiquid and transfer of such shares, despite the inadvertent removal of the restricted transfer legend from the certificates should only be accomplished by broker-dealers in accordance with Rule 144.

D.) The purported beneficial owners of the Subject Shares, at the time the new certificates were inadvertently released is as shown in the table below:


TABLE 2

CERTIFICATE
   NUMBER            PURPORTED NOMINAL OWNER        PURPORTED BENEFICIAL OWNER
------------    -------------------------------     --------------------------
    1063        RESEARCH INVESTMENT GROUP, INC.          SCOTT H. WILDING
    1064        J & SON CONSULTING, INC.                 FRANK J. MERHIB


E.) In addition to the issues related to the transferability of the Subject Shares, the Company has developed significant information regarding this stock issuance that casts grave doubt on the entitlement of the purported nominal owners and purported beneficial owners to receive such Subject Shares.
Additionally:

           i.) On December 30, 2002, the Company received a notice of federal tax lien, filed of record in the Broward County, Florida courts system by the Internal Revenue Service which affects the claim of Scott H. Wilding to receive property or anything of value from the Company. The tax lien, filed January 31, 2002, is in the principal amount of $1,391,186.56. The Company has verified that the person identified in that tax lien is the same and identical person purporting to be the beneficial owner of those Subject Shares set forth in the table immediately above. Accordingly, the Company has notified its Transfer Agent of the pendency of this lien and instructed it to place an administrative hold on any property claimed by Mr. Wilding. The Company has received documentation from the State of Florida, Division of Corporations, that indicates that Mr. Wilding is the controlling person of Research Investment Group, Inc., or that it is his corporate alter-ego, thereby rendering the Company liable if it elects to ignore the IRS lien, unless the IRS notifies the Company that it views the relationship between Mr. Wilding and Research Investment Group, Inc., as being a clear division of interest. The federal tax lien is filed as instrument number 101672731 in Book 32736 at Page 0669 in the records of Broward County, Florida.


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         ii.)  On December 30, 2002, the Company determined that "J & Son
Consulting, Inc.," was created as a Florida corporation on or about March 15, 2002. Accordingly, the Company views claims that this entity acquired the Subject Shares in the Company on December 18, 2000 to be spurious. Moreover, the claim is unsupported in the records of the Company. Likewise, there is no evidence of any relationship between the Company and "Research Investment
Group, Inc." prior to September, 2002.    There is no evidence that either
entity is entitled to "tack on" to any legitimate holding period of any predecessor shareholder.

          iii.) On December 30, 2002, the Company initiated contacts with federal and state law enforcement agencies, including the United States Probation Office, Southern District of Florida and the State of Florida Department of Corrections, Ft. Lauderdale Probation Office regarding the events described in paragraphs A through E (ii.) inclusive.

F. The Company is preparing with due diligence, formal complaints to be filed with the United States Securities and Exchange Commission and the Federal Bureau of Investigation regarding the foregoing events.

ANY BROKER DEALER PRESENTED WITH OR ATTEMPTING TO PROCESS CERTIFICATES 1063 OR 1064 ARE CAUTIONED AS TO THE ILLIQUID NATURE OF THESE SECURITIES. THE COMPANY WILL PROVIDE SUCH BROKER-DEALERS, UPON WRITTEN REQUEST, AN OPINION OF COUNSEL TO THE ISSUER AS TO THE ILLIQUIDITY OF THE SUBJECT SHARES. THE SUBJECT SHARES SHOULD BE TREATED AS RULE 144 RESTRICTED SHARES.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.  NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.  NOT APPLICABLE.

ITEM 8. CHANGE IN FISCAL YEAR. NOT APPLICABLE.

ITEM 9. REGULATION FD DISCLOSURE. NOT APPLICABLE.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Immediatek, Inc.

                                    By:  /s/ Zach Bair
                                    ----------------------------------
                                             Zach Bair
                                             Chief Executive Officer

Date:  December 30, 2002

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